UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 13, 2011, Lantheus Medical Imaging, Inc. (the “Company”), the registrant, issued its financial results for the quarter ended March 31, 2011 in its Quarterly Report on Form 10-Q. The Company is furnishing certain supplemental non-GAAP and other financial information relating to the quarter ended March 31, 2011 in the Current Report on Form 8-K.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SUMMARY CONSOLIDATED FINANCIAL DATA

The following table sets forth summary consolidated financial data for Lantheus Intermediate, Inc. for the quarter ended March 31, 2010 and 2011. The summary consolidated financial data set forth below is not necessarily indicative of the Company’s future performance. You should read this information together with the Company’s Periodic Reports.

	Three Months Ended (Unaudited)
(In thousands)	2010	2011

Statement of Operations:
Total revenues	$80,872	$98,119
Cost of goods sold	42,831	52,051
General and administrative expenses	7,491	8,132
Sales and marketing expenses	11,308	9,395
Research and development expense	10,659	10,505
Operating income	8,583	18,036
Interest expense	(2,500)	(7,007)
Interest income	34	70
Other income (loss), net	(561)	498
Income before income taxes	5,556	11,597
Provision for income taxes	(2,222)	(5,250)
Net income	$3,334	$6,347
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$109	$14,241
Investing activities	(773)	(4,019)
Financing activities	—	(5,711)
Other Financial Data:
EBITDA(1)	$16,822	$27,131
Adjusted EBITDA(1)	19,953	26,902
Capital expenditures	773	4,019

(1)                                  EBITDA is defined as net income plus interest, income taxes, depreciation and amortization. EBITDA is a measure used by management to measure operating performance. Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the Company’s notes and revolving credit facility. Adjusted EBITDA is also used by management to measure operating performance and by investors to measure a company’s ability to service its debt and meet its other cash needs. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

EBITDA and Adjusted EBITDA and the ratios related thereto, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with GAAP. They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

The Company’s measurement of EBITDA and Adjusted EBITDA and the ratios related thereto may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. The Company has included information concerning EBITDA and Adjusted EBITDA in this report because it believes that such information is used by certain investors as one measure of a company’s historical performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are:

• they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

• they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

• they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

• although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

• they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and

• other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company’s to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA only for supplemental purposes.

For the Company’s GAAP results, please see the consolidated financial statements included in the Company’s filings with the Securities and Exchange Commission on Form 10-Q for the quarter ended March 31, 2011 and Form 10-K for the year ended December 31, 2010 (the Company’s “Periodic Reports”).

The following table provides a reconciliation of the Company’s net income to EBITDA and Adjusted EBITDA for the periods presented:

	Three Months Ended (Unaudited)
(In thousands)	March 31, 2010	March 31, 2011

Net income	$3,334	$6,347
Interest expense, net	2,466	6,937
Provision (benefit) for income taxes(a)	2,312	4,869
Depreciation and amortization	8,710	8,978
EBITDA	16,822	27,131
Non-cash stock-based compensation	143	(746)
Asset write-off(b)	1,396	168
Sponsor fee and other(c)	250	250
Ablavar new manufacturer costs(d)	833	99
Ablavar launch costs(e)	509	—
Adjusted EBITDA	$19,953	$26,902

(a)	Represents provision for income taxes less tax indemnification associated with an agreement with Bristol-Myers Squibb.

(b)	Represents non-cash losses incurred associated with the write-down of inventory and write-off of long-lived assets.

(c)	Represents annual sponsor monitoring fee and related expenses.

(d)	Represents costs associated with establishing a second manufacturing source for Ablavar.

(e)	Represents costs associated with the launch of Ablavar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Vice President and General Counsel

Date: May 23, 2011